Filed pursuant to Rule 497(e)
Registration Nos. 333-143669 and 811-22077

PROSPECTOR FUNDS, INC.
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Supplement dated September 10, 2019
to
Prospectus dated April 30, 2019

On September 5, 2019, the Board of Directors (the “Board”) of Prospector Funds, Inc. (the “Company”) approved an amendment to the Investment Advisory Agreement between the Company on behalf of Prospector Capital Appreciation Fund and Prospector Opportunity Fund (each a “Fund”), and Prospector Asset Management, LLC, the investment adviser to the Funds (the “Adviser”), pursuant to which the Adviser has agreed to reduce each Fund’s contractual management fee from 1.10% of the Fund’s average daily net assets to 1.00% of the Fund’s average daily net assets, effective September 19, 2019.  The Board also approved an amended and restated fee waiver and expense limitation agreement between the Company on behalf of the Funds, and the Adviser, pursuant to which the Adviser has agreed to reduce each Fund’s operating expense limit from 1.30% of the Fund’s average daily net assets to 1.25% of the Fund’s average daily net assets, effective September 19, 2019.

Accordingly, effective September 19, 2019, the disclosure in the Prospectus is hereby revised to reflect the management fee and operating expense limit reductions as follows:

Prospector Capital Appreciation Fund

The following replaces the Annual Fund Operating Expenses table for Prospector Capital Appreciation Fund under "Summary Section - Capital Appreciation Fund - Fees and Expenses of the Fund":

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	0.05%
Other Expenses	0.82%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.88%
Fee Waiver and Expense Reimbursement(3)	-0.62%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%

(1)
Management fees have been restated to reflect a decrease in the Fund’s contractual management fee from 1.10% of the Fund’s average daily net assets to 1.00% of the Fund’s average daily net assets, effective September 19, 2019.

(2)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.  The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets: Before Expense Reimbursement in the Financial Highlights of 1.87%, which reflects the operating expenses of the Fund and does not include AFFE.

(3)
Prospector Partners Asset Management LLC (the “Investment Manager”) has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Fund to 1.25% of its average daily net assets (the “Expense Cap”) through at least September 30, 2020. The Expense Cap may only be terminated or revised by the Board of Directors.  The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid.  This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap at the time such reimbursement or waiver was made. For more information on the Expense Cap, see “Understanding Expenses.”

The following replaces the Example table for Prospector Capital Appreciation Fund under "Summary Section - Capital Appreciation Fund - Fees and Expenses of the Fund":

1 Year	3 Years	5 Years	10 Years
$128	$531	$959	$2,150

Prospector Opportunity Fund

The following replaces the Annual Fund Operating Expenses table for Prospector Opportunity Fund under "Summary Section - Opportunity Fund - Fees and Expenses of the Fund":

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	0.07%
Other Expenses	0.36%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and Expense Reimbursement(3)	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%

(1)
Management fees have been restated to reflect a decrease in the Fund’s contractual management fee from 1.10% of the Fund’s average daily net assets to 1.00% of the Fund’s average daily net assets, effective September 19, 2019.

(2)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses the Fund incurs from investing in the shares of other mutual funds.  The fees represent the Fund’s pro rata portion of the cumulative expenses charged by the Acquired Funds and are not direct costs paid by Fund shareholders.  The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets: Before Expense Reimbursement in the Financial Highlights of 1.43%, which reflects the operating expenses of the Fund and does not include AFFE.

(3)
The Investment Manager has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, AFFE, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Opportunity Fund to 1.25% of its average daily net assets (the “Expense Cap”) through at least September 30, 2020. The Expense Cap may only be terminated or revised by the Board of Directors.  The Investment Manager is permitted to recoup fee waivers and/or expense payments made in the prior three fiscal years from the date the fees were waived and/or Fund expenses were paid.  This reimbursement may be requested by the Investment Manager if the aggregate amount actually paid by the Opportunity Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Cap. For more information on the Expense Cap, see “Understanding Expenses.”

The following replaces the Example table for Prospector Opportunity Fund under "Summary Section - Opportunity Fund - Fees and Expenses of the Fund":

1 Year	3 Years	5 Years	10 Years
$128	$438	$770	$1,709

Prospector Capital Appreciation Fund and Prospector Opportunity Fund

The following replaces the third sentence of the second paragraph under the heading “Management – Investment Manager”:

Filed pursuant to Rule 497(e)
Registration Nos. 333-143669 and 811-22077

Pursuant to an investment advisory contract, each Fund pays the Investment Manager an annual management fee for managing such Fund’s assets equal to 1.00% of the Fund’s average daily net assets.  (Prior to September 19, 2019, the annual management fee was 1.10% of the Fund’s average daily net assets.)

The following replaces the first sentence of the second paragraph under the heading “Management – Understanding Expenses”:

The Investment Manager has contractually agreed to waive a portion of its fees and/or pay Fund expenses (excluding interest, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for each of the Funds to 1.25% of its average daily net assets.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

* * * * *

This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.